ATHENE ANNUITY AND LIFE COMPANY
ALAC Separate Account 1

Supplement Dated April 22, 2016
to the Prospectuses and Statement of Additional Information dated October 1, 2008 for

Visionary Variable Annuity

Visionary Choice Variable Annuity

This supplement amends certain information in the prospectus and statement of additional information for the variable annuity contracts listed above (each a “Contract”).  Please read this supplement carefully and retain it for future reference.

Rebranding of Van Eck Global:  Certain funds of the Van Eck VIP Trust have been available as investment options under the Contracts.  Effective May 1, 2016, Van Eck Global and all of its businesses and investment offerings—including the Van Eck VIP Trust and each of its funds—will operate under the single global brand “VanEck.”  Consequently, the names of the Van Eck VIP Trust and its funds will change and all references to the Van Eck VIP Trust and its funds in your Contract prospectus and statement of additional information shall mean and refer to the new names set forth below.

Current	New Name
Van Eck VIP Trust (formerly, Van Eck Worldwide Insurance Trust)	VanEck VIP Trust

Van Eck VIP Global Hard Assets Fund (formerly, Worldwide Hard Assets Fund)	VanEck VIP Global Hard Assets Fund

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If you have questions about this supplement, please write to or call our Service Center at P.O. Box 82594, Lincoln , NE 68501, 1-888-232-6486.